UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 25, 2018

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

000-54716	27-0863354
(Commission File Number)	(IRS Employer Identification No.)

10006 Liatris Lane, Eden Prairie, MN 55347

(Address of principal executive offices and zip code)

952-237-7412

(Registrant’s telephone number including area code)

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

As previously disclosed in a Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 13, 2018 (the “Initial Form 8-K”), the Company entered into subscription agreements (each, a “Purchase Agreement”) with a number of institutional and accredited investors (the “Purchasers”) pursuant to which the Company, in a private placement (the “Private Placement”), agreed to issue and sell to the Purchasers units (each, a “Unit”), each consisting of (i) 1 share (each, a “Share”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) a warrant to purchase 1 share of Common Stock at an initial exercise price of $3.00 per share (the “Warrants”). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Initial Form 8-K.

On September 28, 2018, the Company entered into Purchase Agreements with five additional Purchasers, and agreed to issue and sell an aggregate of 110,000 Units to such Purchasers, for total gross proceeds to the Company of approximately $275,000 before deducting offering expenses.

As of the date of this Current Report on Form 8-K, the Company has issued an aggregate of 445,200 Units, for total gross proceeds to the Company of approximately $1,113,000 in connection with all closings of the Private Placement.

Item 3.02. Unregistered Sales of Equity Securities.

As described more fully in Item 1.01 above, which description is hereby incorporated by reference into this Item 3.02, the Company issued shares of its Common Stock and Warrants to certain of the Purchasers, all of whom are accredited investors, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Company will rely on this exemption from registration based in part on representations made by the Purchasers. The shares of Common Stock, Warrants, and Warrant Shares have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto shall constitute an offer to sell or the solicitation of an offer to buy the Warrants, shares of Common Stock or any other securities of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 25, 2018, the Company’s Board of Directors approved a change in the Company’s fiscal year end from December 31 to September 30, effective as of the date of the Board resolution. The Company will file a transition report on Form 10-K with the U.S. Securities and Exchange Commission in connection with its newly adopted fiscal year end.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

4.1*	Form of Warrant.
10.1*	Form of Purchase Agreement.
10.2*	Form of Registration Rights Agreement.

* Incorporated by reference to our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 13, 2018

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

Dated: October 1, 2018

	By:	/s/ David Rosa
David Rosa
Chief Executive Officer

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